UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

KESTRA MEDICAL TECHNOLOGIES, LTD.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! KESTRA MEDICAL TECHNOLOGIES, LTD. 2026 Annual Meeting Vote by September 8, 2026, 11:59 PM ET kestra MEDICAL TECHNOLOGIES KESTRA MEDICAL TECHNOLOGIES, LTD. 3933 LAKE WASHINGTON BLVD NE, SUITE 200 KIRKLAND, WASHINGTON 98033 T02704-P54968 You invested in KESTRA MEDICAL TECHNOLOGIES, LTD. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on September 9, 2026. Get informed before you vote View the Notice of the 2026 Annual Meeting of Shareholders, Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to August 26, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* September 9, 2026 9:00 a.m. Eastern Time Virtually at: www.virtualshareholdermeeting.com/KMTS2026 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. The Election of each of the following directors or director nominees to serve as a Class II director until the Company's 2029 annual meeting of shareholders or until his or her successor is duly elected and qualified. Nominees: 1a. Raymond W. Cohen For 1b. Kevin Reilly For 1c. Traci S. Umberger For 2. The ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered accounting firm for the fiscal year ending April 30, 2027. For NOTE: At their discretion, the proxyholders are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. T02705-P54968